UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 18, 2012

NBC Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-48225	47-0793347
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4700 South 19th Street

Lincoln, NE 68501-0529

(Address of principal executive offices)

(402) 421-7300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The following information, including Exhibit 99.1, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

On May 18, 2012, Nebraska Book Company, Inc., a wholly owned subsidiary of NBC Acquisition Corp. (the “Company”), issued a press release regarding its and the Company’s financial results for its fiscal year ended March 31, 2012. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, dated as of May 18, 2010, of Nebraska Book Company, Inc., furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NBC ACQUISITION CORP.

Date: May 23, 2012	/s/ Alexi A. Wellman
Alexi A. Wellman
Chief Financial Officer
(principal financial officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated as of May 18, 2010, of Nebraska Book Company, Inc., furnished herewith